UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2012

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

DDR Corp. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-162451):

1. Underwriting Agreement, dated as of January 11, 2012, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC;

2. Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Goldman, Sachs & Co.;

3. Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Citibank, N.A.; and

4. Opinions of Jones Day.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 11, 2012, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC

1.2	Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Goldman, Sachs & Co.

1.3	Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Citibank, N.A.

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ David J. Oakes
David J. Oakes Senior Executive Vice President and Chief Financial Officer

Date: January 18, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 11, 2012, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC

1.2	Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Goldman, Sachs & Co.

1.3	Confirmation of Forward Sale Transaction, dated January 11, 2012, between the Company and Citibank, N.A.

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day regarding certain tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)